UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2022

VWF Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56459	88-1256373
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

976 South Shannon Street, Van Wert, Ohio		45891
(Address of Principal Executive Offices)		(Zip Code)

(419) 238-9662
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On June 27, 2022, VWF Bancorp, Inc. (the “Company”), the holding company for Van Wert Federal Savings Bank (the “Bank”), dismissed Wipfli LLP (“Wipfli”) as the Company's independent registered public accounting firm.  The Company notified Wipfli of its dismissal on June 27, 2022 (the “Notice Date”).  The decision to dismiss Wipfli was approved by the Audit Committee of the Company’s Board of Directors.  The dismissal was not related to any disagreements with Wipfli on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The audit reports of Wipfli on the financial statements of the Bank for each of the past two fiscal years ended June 30, 2021 and June 30, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended June 30, 2021 and June 30, 2020 and the subsequent interim period from July 1, 2021 through the Notice Date: (i) there were no disagreements with Wipfli on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Wipfli's satisfaction, would have caused Wipfli to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the “SEC”).

Before filing this Current Report on Form 8-K with the SEC, the Company provided Wipfli with a copy of the disclosures contained in this Item 4.01(a) and requested that Wipfli issue a letter, addressed to the SEC, stating whether Wipfli agrees with the statements contained in this Item 4.01(a).  A copy of Wipfli’s letter dated August 22, 2022, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On June 27, 2022 (the “Engagement Date”), the Company engaged FORVIS, LLP (“FORVIS”), successor to BKD, LLP, to serve as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2022.  The selection of FORVIS was approved by the Audit Committee of the Company’s Board of Directors.

During the Company’s two most recent fiscal years ended June 30, 2021 and June 30, 2020 and the subsequent interim period from July 1, 2021 through the Engagement Date, neither the Company nor anyone on its behalf consulted with FORVIS regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that FORVIS concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in SEC Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of Wipfli LLP dated August 22, 2022
104	Cover Page Interactive Data File (Embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWF BANCORP, INC.

Date: August 22, 2022	By:	/s/ Mark K. Schumm
Mark K. Schumm
President and Chief Executive Officer